A Merger of Equals March 3, 2010 Specialty Insurance & Reinsurance Exhibit 99.2

Max may file with the SEC or Max or Harbor Point may send to its shareholders in connection with the proposed amalgamation. INVESTORS AND SECURITY HOLDERS ARE URGED
TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC OR SENT TO SHAREHOLDERS,
INCLUDING THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS THAT WILL BE PART OF THE REGISTRATION STATEMENT ON FORM S-4, AS THEY BECOME
AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED AMALGAMATION.
All documents, when filed, will be available in the case of
Cautionary Note Regarding Forward-Looking Statements:
This presentation includes statements about future economic performance, finances, expectations, plans and prospects of Max and Harbor Point, both individually and on a consolidated basis, that constitute forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those expressed in or suggested by such statements. For further information regarding cautionary statements and factors affecting future results of Max, please refer to the most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q filed subsequent to the
Annual Report and other documents filed by Max with the Securities Exchange Commission (“SEC”) and, in the case of Harbor Point, please refer to its Annual Report for the year ended
December 31, 2009 posted on its website at www.harborpoint.com. These documents are also available free of charge, in the case of Max, by directing a request to Max through Joe
Roberts, Chief Financial Officer, or Susan Spivak Bernstein, Senior Vice President, Investor Relations, at 441-295-8800 and, in the case of Harbor Point, by directing a request to Gayle
Gorman, Senior Vice President, at 441-294-6743.  Neither Max nor Harbor Point undertakes any obligation to update or revise publicly any forward-looking statement whether as a result of new information, future developments or otherwise.
This presentation contains certain forward-looking statements within the meaning of the U.S. federal securities laws. Statements that are not historical facts, including statements about our beliefs, plans or expectations, are forward-looking statements. These statements are based on Max’s or Harbor Point’s current plans, estimates and expectations. Some forward-
looking statements may be identified by use of terms such as “believe,” “anticipate,” “intend,” “expect,” “project,” “plan,” “may,” “should,” “could,” “will,” “estimate,” “predict,” “potential,”
“continue,” and similar words, terms or statements of a future or forward-looking nature. In light of the inherent risks and uncertainties in all forward-looking statements, the inclusion of such statements in this presentation should not be considered as a representation by Max, Harbor Point or any other person that Max’s or Harbor Point’s objectives or plans, both individually and on a consolidated basis, will be achieved. A non-exclusive list of important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: (a) the occurrence of natural or man-made catastrophic events with a frequency or severity exceeding expectations; (b) the adequacy of loss reserves and the need to adjust such reserves as claims develop over time; (c) the failure of any of the loss limitation methods the parties employ; (d) any lowering or loss of financial ratings of any wholly owned operating subsidiary; (e) the effect of competition on market trends and pricing; (f) cyclical trends, including with respect to demand and pricing in the insurance and reinsurance markets; (g) changes in general economic conditions, including changes in interest rates and/or equity values in the United States of America and elsewhere; and (h) other factors set forth, in the case of Max, in its recent reports on Form 10-K, Form 10-Q and other documents of Max on file with the SEC and, in the case of Harbor Point, in its Annual Report for the year ended December 31, 2009 posted on its website at  www.harborpoint.com.
Risks and uncertainties relating to the proposed amalgamation include the risks that: (1) the parties will not obtain the requisite shareholder or regulatory approvals for the transaction; (2)
the anticipated benefits of the transaction will not be realized; (3) the parties may not be able to retain key personnel; (4) the conditions to the closing of the proposed amalgamation may not be satisfied or waived; and (5) the outcome of any legal proceedings to the extent initiated against Max or Harbor Point or its respective directors and officers following the announcement of the proposed amalgamation is uncertain. These risks, as well as other risks of the combined company and its subsidiaries may be different from what the companies expect and each party’s management may respond differently to any of the aforementioned factors.  These risks, as well as other risks associated with the amalgamation, will be more fully discussed in the joint proxy statement/prospectus that will be included in the Registration Statement on Form S-4 to be filed by Max with the SEC.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made.
Additional Information about the Proposed Amalgamation and Where to Find It:
This material relates to a proposed amalgamation between Max and Harbor Point that will become the subject of a registration statement, which will include a joint proxy statement/prospectus, to be filed by Max with the SEC. This material is not a substitute for the joint proxy statement/prospectus that Max will file with the SEC or any other document available in the case of Max, free of charge at the SEC’s website (www.sec.gov) or by directing a request to Max through Joe Roberts, Chief Financial Officer, or Susan Spivak Bernstein
Senior Vice President, Investor Relations, at 441-295-8800 and, in the case of Harbor Point, by directing a request to Gayle Gorman, Senior Vice President, at 441-294-6743.
Participants in the Solicitation:
Max and its directors and executive officers may be deemed to be participants in any solicitation of Max’s shareholders in connection with the proposed amalgamation.  Information about
Max’s directors and executive officers is available in the proxy statement dated September 9, 2009 for Max’s 2009 annual meeting of shareholders.
John Berger, Chief Executive Officer and President, and Andrew Cook, Chief Financial Officer, of Harbor Point, may also be deemed to be participants in any solicitation of Max’s shareholders in connection with the proposed amalgamation.  Information about Mr. Berger and Mr. Cook will be available in a Form 8-K to be filed by Max on March 4, 2010 with the
SEC.

3 Alterra means “high ground” a place of security Alterra Capital Holdings Limited Bermuda Ireland United States Lloyd’s Latin America

Alterra – A Winning Combination
Merger of Equals of two strong organizations
Enhances position with clients and brokers
Combines “best in class" reinsurance group with a global specialty platform
Provides diversified and stable earnings over time
Established platforms in all major insurance markets
Delivers flexibility to optimize portfolio composition
Larger capital base with approximately $3 billion in equity
Enhances financial flexibility
Strong and deep management and underwriting teams
Committed to growth in book value
Creates Value for All Shareholders

Structure
Stock for stock merger of equals
Exchange Ratio
3.7769 shares of Max for each Harbor Point share
Fixed exchange ratio
Pro Forma
Ownership
52% by Harbor Point shareholders (fully diluted)
48% by Max shareholders (fully diluted)
Extraordinary
Dividend
$2.50 per share cash dividend (~$300 million) to all shareholders post-closing
Subject to combined board approval
Management
Marty Becker – President, Chief Executive Officer and Director
John Berger – Chief Executive Officer of Reinsurance and Vice Chairman of Board
Board of Directors
14 member Board of Directors with 7 directors from each of Harbor Point and Max
Michael O’Reilly, Non-Executive Chairman
Approvals
Shareholder approvals
Customary regulatory approvals
Expected Closing
Second quarter 2010
Transaction Overview

Alterra

	Max
	HarborPoint
	Max
	Max
	HarborPoint
	HarborPoint
	Max
	Max
	Max
	HarborPoint
	HarborPoint
	Max
	HarborPoint

Alterra

Combining Strong Management With Deep Experience
Name                       Position
Marty Becker President, Chief Executive Officer, Director
John Berger Chief Executive Officer of Reinsurance, Vice Chairman of Board
Peter Minton Chief Operating Officer
Joe Roberts Chief Financial Officer
Andrew Cook Chief Integration Officer and EVP, Global Development
Carol Rivers General Counsel
Angelo Guagliano Chief Executive Officer, Insurance
David Kalainoff Chief Underwriting Officer, U.S. Reinsurance
Adam Mullan Chief Executive Officer, Max at Lloyd’s
Wayne Paglieri Chief Operating Officer, Reinsurance
Greg Richardson Chief Underwriting Officer, Bermuda Reinsurance
Steve Vaccaro Chief Executive Officer, Max Specialty
Tom Wafer President, U.S. Reinsurance

World Class Board Led by Michael O’Reilly
Name Affiliations
Michael O’Reilly
Chairman
Retired Vice Chairman and CFO of The Chubb
Corporation
John Berger
Vice Chairman
President and CEO of Harbor Point.  Former
President and CEO of Chubb Re and F&G Re
James Carey
Deputy Chairman
Former Chairman of Paris Re.  Senior Principal of
Stone Point and a member of the Investment
Committees of the Trident Funds
Thomas Forrester Former CFO of The Progressive Corporation
Meryl Hartzband
Former Director of ACE Limited and Travelers.
Chief Investment Officer of Stone Point and a
member of the Investment Committees of the
Trident Funds
Stephan Newhouse
Retired President of Morgan Stanley and Chairman
of Morgan Stanley International Inc.
Andy Rush
Founder and Senior Managing Director of Diamond
Castle Holdings LLC.  Former Managing Director at
DLJ Merchant Banking
Name Affiliations
Gordon Cheesbrough
Deputy Chairman
Managing Partner of Blair Franklin Capital Partners,
Inc.  Former President and CEO of Altamira
Investment Services Inc.  Former Chairman and
CEO of Scotia Capital Markets
Marty Becker
CEO
Chairman and CEO of Max Capital Group Ltd.
Former Chairman and CEO of Orion Capital
Corporation
Bruce Connell
Former EVP and Group Underwriting Officer of XL
Capital Ltd.
Willis King
Chairman of First Protective Insurance Company
James MacNaughton
Former Senior Advisor, Managing Director and
Global Partner of Rothschild Inc.
Mario Torsiello
President and Chief Executive Officer, Torsiello
Capital Advisors Inc.
James Zech
President of High Ridge Capital, LLC.  President
and CEO of Kinloch Holdings, Inc.
Max Harbor Point

$2.1
$1.9
$1.7
$1.6
$1.6
$1.5
$1.2
$7.1
$6.1
$5.0
$4.0
$4.0
$4.0
$3.2
$3.2
$3.2
$3.0
$2.6
$0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0
PRE
RE
AXS
TRH
VR
ACGL
AWH
RNR
AHL
ENH
PTP
Harbor Point
MRH
AGII
MXGL
Ariel
FSR
Combination Enhances Market Profile
Combination provides greater size and scale
Enhances valuation and ratings profile
Provides greater financial flexibility
Enhanced position with clients and brokers
Platform / underwriters are in place
Ability to more efficiently manage capital
Excess capital to support underwriting
opportunities or returned to shareholders
____________________
(1) Pro forma for expected post-closing dividend of ~$300 million. Before purchase accounting adjustments.
( $ in billions)
Common Equity (12/31/09)
(1)

Global Reach Through Established Platforms
Reinsurance Insurance
Lloyd’s
U.S. Specialty Insurance

Major
Classes
Agriculture
Aviation
Excess liability
Medical malpractice
Professional liability
Property
Marine and energy
Whole account
Workers’ comp
Life and annuity
Aviation
Excess liability
Professional liability
Property
Personal accident
Financial institutions
Professional liability
Property
International casualty
treaty reinsurance
Excess liability
Marine
Property
Miscellaneous
professional liability
Operating
Regions
United States
Latin America
Canada
European Union
Japan
Australia
New Zealand
United States
European Union
United Kingdom
Japan
Denmark
Latin America
United States
Offices
Bermuda
Dublin
Bogotá
New Jersey
Bermuda
Dublin
Hamburg
London
Leeds
Tokyo
Copenhagen
Rio de Janeiro
New York
Los Angeles
Philadelphia
Richmond
Atlanta
Dallas
San Francisco

15%
36%
49%
Harbor Point – “Best in Class” Franchise
2009 GPW: $608 million
Formed in 2005 with
“A”
A.M. Best rating
No legacy exposures
Longstanding franchise led by John Berger
Chubb Re management team and book of business
Diversified reinsurer with an excellent track record
Strong and experienced Board
Michael O’Reilly, formerly Vice Chairman & CFO of
The Chubb Corporation, will be Chairman of Alterra
Sophisticated, knowledgeable shareholder group
Stone Point Capital and The Chubb Corporation are
largest investors
Casualty
Property
Specialty
2009
Net Premiums Written $601.9
Combined Ratio 80.6%
Cash and Investments (12/31) $2,585.0
Shareholders' Equity (12/31) $1,889.7
Tangible Equity (12/31) $1,631.8
Net Operating Income $180.9
ROE (operating) 10.1%
Tangible ROE (operating) 11.8%

As of December 31, 2009
($ millions)
Gross Premiums Written $1,375.0 $607.5
$1,982.5
Net Premiums Written $894.5 $601.9
$1,496.4
Retention 65% 99%
75%
Shareholders' Equity $1,564.6 $1,889.7
$3,158.5
Combined Ratio 88.1% 80.6%
85.0%
Net Operating Income $208.9 $180.9
$389.8
ROE (operating) 14.7% 10.1%
12.7%
NPW / Equity 0.57x 0.32x
0.47x
Strong operational flexibility, well positioned to support opportunistic growth over time
Harbor Point Max
____________________
(1) Pro forma for expected post-closing dividend of ~$300 million. Before purchase accounting adjustments.
Conservative Operating Leverage
(1)
vs. 0.61x average for
peer group

Strong Financial Position
Well-positioned balance sheet with conservative financial leverage
Harbor Point
Max
(1)
vs. 16.0% average for
peer group
____________________
(1) Pro forma for expected post-closing dividend of ~$300 million. Before purchase accounting adjustments.
As of December 31, 2009
($ millions)
Cash and Investments $5,259.1 $2,585.0
$7,548.3
Loss & LAE Reserves $4,550.6 $707.8
$5,258.4
Debt $90.5 $200.0
$290.5
Shareholders' Equity $1,564.6 $1,889.7
$3,158.5
Total Debt / Capitalization 5.5% 9.6%
8.4%

53%
47%
52%
48%
53%
47%
Diversified and Balanced Business Mix
Harbor Point
2009 GPW = $1,983 million
A compelling strategic fit, with limited overlap
2009 GPW = $608 million
Max
2009 GPW  = $1,375 million
____________________
Note : Before intercompany eliminations of gross premiums written of approximately $36 million.
55%
22%
14%
7%
2%
36%
31%
21%
9%
3%
Short-tail
Long-tail
Short-tail
Long-tail
Short-tail
Long-tail
Insurance
Reinsurance
U.S. Specialty
Lloyd’s
Life & Annuity
Insurance
Reinsurance
U.S. Specialty
Lloyd’s
Life & Annuity
100%
Reinsurance

38%
62%
Alterra Has a Diversified Portfolio of Business
Long-Tail Short-Tail
2009 GPW  = $1,983 million
Line of Business
____________________
Note : Before intercompany eliminations of gross premiums written of approximately $36 million.
(1) Includes Reinsurance segment (55.3%), Life & Annuity reinsurance (2.2%) and reinsurance written through Lloyd’s platform (4.2%).
78%
16%
6%
30%
4%
2%
5%
15%
3%
21%
3%
6%
5%
5%
1%
North America
Europe
Other
Other Short-Tail
Agriculture
Marine & Energy
Property
Aviation
Auto
Professional Liability
Medical Malpractice
General Casualty
Workers’ Comp /
Clash
Life
Other Long-Tail
Reinsurance
Insurance
(1)

Complementary Portfolio of Business: Reinsurance
Harbor Point Max - Reinsurance
2009 GPW  = $489 million 2009 GPW  = $608 million 2009 GPW  = $1,097 million
Property Casualty Specialty
10%
28%
9%
20%
5%
10%
2%
5%
6%
3%
2%
Property
Workers’
Compensation
General
Casualty
Auto
Professional
Liability
Marine & Energy
Aviation
Agriculture
Other Specialty
Property
General
Casualty
Professional
Marine & Energy
Aviation
Agriculture
Other Specialty
Property
Workers’
Compensation
General
Casualty
Medical
Malpractice
Professional
Liability
Marine &
Energy
Aviation
Agriculture
Other Specialty
Auto
WCC / Clash
Credit
Business lines written by Max and Harbor Point are similar
Businesses are complementary and leverage different areas of expertise
Harbor Point tends to focus on larger accounts vs. Max
____________________
Note : Before intercompany eliminations of gross premiums written.
Credit
Medical
Malpractice

$7.8 billion $2.6 billion $5.3 billion
Conservative Investment Posture
Harbor Point Max
Fixed Income
Other
Investments
Cash / Short
Term
Fixed Income
Other
Investments
Cash / Short
Term
Fixed Income
Other
Investments
Cash / Short
Term
81%
6%
13%
71%
4%
25%
78%
5%
17%
As of December 31, 2009

High Quality Fixed Income Portfolio
$7.4 billion
Conservatively positioned
Average rating of “AA”
69% in cash and short-term investments,
U.S. Government and Agencies, and
AAA securities
Duration of 4.1 years
U.S. Gov’t and
Agencies
Cash and Short-
Term Investments
AAA
AA
A
BBB
BBB or Lower
18%
21%
30%
8%
18%
2%
3%
As of December 31, 2009

Compelling Transaction for Alterra Shareholders
Max shareholders merge with a “best in class” reinsurance franchise
Harbor Point shareholders merge with a global specialty insurer and reinsurer
Capital of ~$3 billion enhances market position with clients and brokers
Ability to fully capitalize on market opportunities in a soft or hard market
Capital benefit – $300 million expected post-closing dividend
Key Harbor Point shareholders committed to this transaction
Negligible impact on book value and 2010E ROE guidance of 13%
Alterra shareholders will benefit from stronger, more stable book value growth over time

19 Alterra means “high ground” a place of security Alterra Capital Holdings Limited Bermuda Ireland United States Lloyd’s Latin America

20 Appendix

Primary Shares Outstanding
(1)
56.3 62.1 118.3
Warrant Shares 2.3 8.8 11.1
Weighted average strike price $15.67 $22.62 $21.18
Option Shares 1.7 2.2 3.9
Weighted average strike price $22.32 $26.64 $24.73
Shares Outstanding
____________________
(1) Includes restricted shares and restricted share units.
As of December 31, 2009
Millions, except per share amounts
Harbor Point Max

Ownership by Harbor Point Shareholders
____________________
Note: Max shareholdings based on public filings.
(1) Includes restricted shares and restricted share units.
(2) Includes options and warrants on an if-converted basis.
Harbor Point
As of December 31, 2009
Max
Shareholder Primary (1) Diluted (2) Primary (1) Diluted (2) Primary (1) Diluted (2)
Trident III (Stone Point Capital) 0.0% 0.0% 13.6% 17.3% 7.2% 9.5%
Louis Bacon and Moore Capital Management LLC 17.0% 19.5% 0.0% 0.0% 8.1% 8.8%
The Chubb Corporation 0.0% 0.0% 12.2% 16.1% 6.4% 8.8%
JP Morgan Partners 0.0% 0.0% 12.2% 10.3% 6.4% 5.7%
Fidelity Management & Research 6.8% 6.4% 0.0% 0.0% 3.2% 2.9%
DLJ Merchant Banking Partners 0.0% 0.0% 6.1% 5.2% 3.2% 2.8%
Morgan Stanley & Co. 0.0% 0.0% 6.1% 5.2% 3.2% 2.8%
Diamond Castle Partners 0.0% 0.0% 6.1% 5.2% 3.2% 2.8%
Institutional Investor 0.0% 0.0% 6.1% 5.2% 3.2% 2.8%
T. Rowe Price Associates, Inc. 6.0% 5.6% 0.0% 0.0% 2.8% 2.5%
Others -- None More than 2.5% of Alterra 70.3% 68.6% 37.7% 35.6% 53.2% 50.5%
Total 100.0% 100.0%

Harbor Point – Financial Highlights
Shareholders’
Equity ($ in millions)
Premiums Written ($ in millions)
Combined Ratio
2009 Gross Premiums Written
Total = $608 million
36%
49%
15%
49.1%
38.7%
33.3%
36.3%
44.3%
69.9%
47.3%
43.7%
0.0%
20.0%
40.0%
60.0%
80.0%
100.0%
120.0%
2006 2007 2008 2009
86.0%
92.8%
103.2%
80.6%
Casualty
Property
Specialty
$642.6
$672.5
$511.7
$607.5
$601.9
$506.8
$567.9
$590.4
$0
$100
$200
$300
$400
$500
$600
$700
2006 2007 2008 2009
$1,889.7
$1,691.5
$1,579.0
$1,461.9
$0
$400
$800
$1,200
$1,600
$2,000
2006 2007 2008 2009
NPW GPW
Loss & LAE Ratio Expense Ratio

Property Casualty Specialty Total
Harbor Point Has A Well-Diversified Portfolio of Business
15%
36%
49%
75%
20%
5%
86%
14%
23%
31%
4%
16%
26%
2009 GPW: $296 million 2009 GPW: $221 million 2009 GPW: $91 million 2009 GPW: $608 million
Quota
Share
Per Risk
Catastrophe
Excess of Loss
Crop
Quota Share
Marine/Energy
Credit
Multi-line
Aviation
Property
Casualty
Specialty
$220.9
$225.3
$313.4
$220.4
$0
$100
$200
$300
$400
2006 2007 2008 2009
$295.9
$246.6
$282.3
$296.3
$0
$100
$200
$300
$400
2006 2007 2008 2009
$90.8
$39.8
$76.8
$126.0
$0
$100
$200
$300
$400
2006 2007 2008 2009
$607.5
$511.7
$672.5
$642.6
$0
$100
$200
$300
$400
$500
$600
$700
$800
2006 2007 2008 2009

Max – Financial Highlights
Premiums Written ($ in millions)
2009 Gross Premiums Written
Shareholders’
Equity ($ in millions)
Combined Ratio
Total = $1,375 million
U.S. Specialty
Max at Lloyd’s
Life & Annuity
Reinsurance
Bermuda / Dublin
Insurance
Bermuda / Dublin
Reinsurance
$1,564.6
$1,280.3
$1,583.9
$1,390.1
$0
$400
$800
$1,200
$1,600
$2,000
2006 2007 2008 2009
$865.2
$1,078.3
$1,254.3
$1,375.0
$634.7
$796.6
$840.2
$894.5
$0
$300
$600
$900
$1,200
$1,500
2006 2007 2008 2009
NPW GPW
18.7%
24.2%
23.0%
25.7%
62.4%
68.9%
64.0%
67.7%
0.0%
20.0%
40.0%
60.0%
80.0%
100.0%
120.0%
2006 2007 2008 2009
88.2%
86.4%
91.9%
88.1%
21%
9%
3%
31%
36%
Loss & LAE Ratio Expense Ratio

Max Has a Strong Market Position in Specialty Classes …
Bermuda / Dublin Insurance
(31% of GPW)
Bermuda / Dublin Reinsurance
(36% of GPW)
16%
27%
42%
15%
Professional
Liability
Property
Excess
Liability
2009 GPW: $428 million
2009 GPW: $489 million
Aviation
Excess Liability
Property
Aviation
Workers Comp.
Professional Liability
Other
Med. Mal.
Marine &
Energy
Agriculture
$427.8
$389.4
$382.9
$396.6
$300
$400
$500
2006 2007 2008 2009
$489.0
$419.5
$345.2
$423.6
$300
$400
$500
2006 2007 2008 2009
17%
7%
6%
4%
14%
15%
18%
16%
3%

…With an Attractive Position in the U.S. Market and Lloyd’s
Max at Lloyd’s
(9% of total)
U.S. Specialty
(21% of total)
Launched in 2007
Nationwide niche E&S underwriter
91% non-admitted
2009 combined ratio = 99.5%
Acquired in November 2008
Direct and reinsurance
3 syndicates under management
2009 combined ratio = 86.3%
18%
2%
18%
15%
47%
31%
21%
1%
47%
2009: $285 million 2009: $129 million
Professional
Liability
Property
Marine
Excess
Liability
Property
Aviation
Fin. Institutions
Prof. Liability
Accident
& Health